Brookdale Senior Living Inc.
Corporate Overview - selected financial information
As of June 30, 2014

Corporate Overview

Brookdale Senior Living Inc. ("Brookdale") is a leading owner and operator of senior living communities throughout the United States.  The Company is committed to providing an exceptional living experience through properties that are designed, purpose-built and operated to provide the highest-quality service, care and living accommodations for residents.  As of June 30, 2014, the Company operates independent living, assisted living, and dementia-care communities and continuing care retirement centers, with 647 communities in 36 states and the ability to serve approximately 66,000 residents.  Through Brookdale Ancillary Services, the Company also offers a range of outpatient therapy, home health and hospice services, primarily to residents of its communities.

Stock Listing
Common Stock
NYSE: BKD

Community Information

Ownership Type	Number of Communities		Number of Units		Percentage of Q2 2014 Resident and Management Fees	Percentage of Q2 2014 Facility Operating Income	Percentage of YTD 2014 Resident and Management Fees	Percentage of YTD 2014 Facility Operating Income
Owned	226		23,501		42.0%	41.2%	42.1%	41.4%
Leased	329		25,842		47.0%	49.8%	47.0%	49.6%
Brookdale Ancillary Services	N/	A	N/	A	9.9%	5.7%	9.8%	5.7%
Managed	92		16,989		1.1%	3.3%	1.1%	3.3%
Total	647		66,332		100.0%	100.0%	100.0%	100.0%

Operating Type - By Segment
Retirement Centers	74		14,258		20.2%	25.2%	20.1%	24.9%
Assisted Living	440		22,501		41.9%	46.2%	42.1%	46.1%
CCRCs - Rental	26		6,526		14.9%	11.4%	14.9%	11.6%
CCRCs - Entry Fee	15		6,058		12.0%	8.2%	12.0%	8.4%
Brookdale Ancillary Services	N/	A	N/	A	9.9%	5.7%	9.8%	5.7%
Management Services	92		16,989		1.1%	3.3%	1.1%	3.3%
Total	647		66,332		100.0%	100.0%	100.0%	100.0%

CFFO Per Share

($ except where indicated)	FY 2013					FY 2014
	Q1	Q2	Q3	Q4	Full Year(1)	Q1	Q2
Reported CFFO	$0.55	$0.58	$0.57	$0.68	$2.38	$0.54	$0.61
Add: integration, transaction-related and EMR roll-out costs	0.02	0.03	0.04	0.03	0.12	0.10	0.10
Adjusted CFFO	$0.57	$0.61	$0.61	$0.71	$2.50	$0.64	$0.71

Weighted average shares (000's)	122,823	123,405	124,128	124,308		124,478	125,058
Period end outstanding shares (excluding unvested restricted shares) (000's)	123,040	124,061	124,285	124,354		124,816	125,408

(1) Full year CFFO for all periods is calculated as the sum of the quarterly amounts for the year.

Investor Relations
Ross Roadman
SVP, Investor Relations
Brookdale Senior Living Inc.
111 Westwood Place, Suite 400
Brentwood, TN 37027
Phone (615) 564-8104
rroadman@brookdaleliving.com

Note: See accompanying second quarter earnings release for non-GAAP financial measure definitions and reconciliations.

Brookdale Senior Living Inc.
Segment Operating Information
As of June 30, 2014

Senior Housing Operating Information

	FY 2013					FY 2014 (1)
	Q1	Q2	Q3	Q4	Full Year	Q1	Q2
Retirement Centers
Number of communities (period end)	76	76	76	76	76	74	74
Total average units(2)	14,429	14,429	14,444	14,454	14,439	14,161	14,162
Weighted average unit occupancy	89.5%	89.4%	90.2%	90.1%	89.8%	89.3%	88.9%
Senior Housing average monthly revenue per unit(3)	$3,328	$3,362	$3,408	$3,426	$3,381	$3,490	$3,532

Assisted Living
Number of communities (period end)	431	432	432	438	438	440	440
Total average units(2)	21,556	21,499	21,513	22,149	21,679	22,435	22,463
Weighted average unit occupancy	89.1%	89.4%	90.0%	90.1%	89.7%	89.6%	89.0%
Senior Housing average monthly revenue per unit(3)	$4,523	$4,519	$4,518	$4,480	$4,510	$4,599	$4,622

CCRCs - Rental
Number of communities (period end)	27	27	27	26	26	26	26
Total average units(2)	6,687	6,684	6,687	6,617	6,669	6,457	6,469
Weighted average unit occupancy	87.6%	86.2%	86.7%	86.8%	86.8%	86.6%	85.9%
Senior Housing average monthly revenue per unit(3)	$5,709	$5,649	$5,759	$5,742	$5,715	$5,839	$5,894

CCRCs - Entry Fee
Number of communities (period end)	14	14	14	14	14	15	15
Total average units(2)	5,281	5,295	5,308	5,329	5,303	5,527	5,534
Weighted average unit occupancy	84.6%	83.8%	84.1%	84.3%	84.2%	84.7%	84.7%
Senior Housing average monthly revenue per unit(3)	$5,011	$5,025	$4,994	$5,023	$5,013	$5,124	$5,091

Senior Housing Totals
Number of communities (period end)	548	549	549	554	554	555	555
Total average units(2)	47,953	47,907	47,952	48,549	48,090	48,580	48,628
Weighted average unit occupancy	88.5%	88.3%	89.0%	89.0%	88.7%	88.6%	88.1%
Senior Housing average monthly revenue per unit(3)	$4,375	$4,373	$4,397	$4,387	$4,383	$4,491	$4,518

Management Services
Number of communities (period end)	101	101	102	95	95	92	92
Total average units(2)	18,114	18,310	18,291	17,618	18,083	17,140	16,978
Weighted average occupancy	84.9%	84.9%	85.7%	86.1%	85.4%	86.3%	86.8%
Average monthly revenue per unit(3)	$3,460	$3,505	$3,499	$3,588	$3,512	$3,706	$3,701

Brookdale Ancillary Services Operating Information

	FY 2013				FY 2014
	Q1	Q2	Q3	Q4	Q1	Q2
Brookdale Ancillary Services
Brookdale units served:
Outpatient Therapy consolidated	38,017	38,075	38,253	38,308	37,974	38,328
Home Health consolidated	32,389	32,864	33,940	33,894	34,518	35,061
Outpatient Therapy non-consolidated	13,502	14,177	14,733	14,017	14,138	13,942
Home Health non-consolidated	13,326	13,232	13,601	12,884	12,819	12,336
Total Brookdale units served:
Outpatient Therapy	51,519	52,252	52,986	52,325	52,112	52,270
Home Health	45,715	46,096	47,541	46,778	47,337	47,397

Outpatient Therapy treatment codes	821,308	840,076	818,758	844,987	812,632	798,754
Home Health average census	4,289	4,366	4,574	4,762	5,084	5,257

(1)
During the six months ended June 30, 2014, two communities moved between segments to more accurately reflect the underlying product offering of each segment.  The movement did not change the Company's reportable segments, but it did impact the operating information reported within the Retirement Centers and Assisted Living segments.  Prior quarters have not been recast.

(2)	Total average units operated represent the average units operated during the period, excluding equity homes.
(3)
Average monthly revenue per unit represents the average of the total monthly revenues, excluding amortization of entrance fees and Brookdale Ancillary Services segment revenue, divided by average occupied units.

Brookdale Senior Living Inc.
Senior Housing Data by Ownership Type
As of June 30, 2014

Senior Housing Operating Information

	FY 2013				FY 2014
	Q1	Q2	Q3 (1)	Q4	Q1	Q2

Owned Properties
Number of communities (period end)	219	220	220	225	226	226
Total average units(2)	22,243	22,153	22,190	22,754	22,775	22,799
Weighted average unit occupancy	88.8%	88.7%	89.1%	89.2%	88.5%	88.0%
Senior Housing average monthly revenue per unit(3)	$4,416	$4,416	$4,438	$4,402	$4,516	$4,532

Leased Properties with Bargain Purchase Options
Number of communities (period end)	9	9	9	9	9	9
Total average units(2)	2,949	2,945	2,944	2,943	2,929	2,929
Weighted average unit occupancy	88.2%	88.0%	88.6%	88.5%	89.0%	88.3%
Senior Housing average monthly revenue per unit(3)	$3,891	$3,896	$3,929	$4,001	$4,072	$4,051

Leased Properties with Fair Market Value Purchase Options
Number of communities (period end)	74	74	75	75	75	75
Total average units(2)	3,364	3,364	3,413	3,438	3,462	3,462
Weighted average unit occupancy	90.8%	90.6%	90.9%	90.9%	90.7%	89.8%
Senior Housing average monthly revenue per unit(3)	$4,675	$4,638	$4,645	$4,637	$4,677	$4,703

Leased Properties without Purchase Options
Number of communities (period end)	246	246	245	245	245	245
Total average units(2)	19,397	19,445	19,405	19,414	19,414	19,438
Weighted average unit occupancy	87.9%	87.6%	88.5%	88.6%	88.2%	87.9%
Senior Housing average monthly revenue per unit(3)	$4,344	$4,348	$4,381	$4,377	$4,491	$4,533

Senior Housing Totals
Number of communities (period end)	548	549	549	554	555	555
Total average units(2)	47,953	47,907	47,952	48,549	48,580	48,628
Weighted average unit occupancy	88.5%	88.3%	89.0%	89.0%	88.6%	88.1%
Senior Housing average monthly revenue per unit(3)	$4,375	$4,373	$4,397	$4,387	$4,491	$4,518

(1)
During the three months ended September 30, 2013, the Company amended a lease agreement for one community and, in connection therewith, obtained a fair market value purchase option. The results of operations of the community are included within Leased Properties with Fair Market Value Purchase Options beginning in the third quarter of FY 2013.  Prior quarters have not been recast.

(2)	Total average units operated represent the average units operated during the period, excluding equity homes.
(3)
Average monthly revenue per unit represents the average of the total monthly revenues, excluding amortization of entrance fees and Brookdale Ancillary Services segment revenue, divided by average occupied units.

Brookdale Senior Living Inc.
Segment Financial Data
As of June 30, 2014

Financial Data
($ in 000s)

Retirement Centers	FY 2013					FY 2014 (1)
	Q1	Q2	Q3	Q4	Full Year	Q1	Q2	YTD
Revenue	128,922	130,170	133,272	133,920	526,284	132,349	133,441	265,790
Expenses	75,588	75,993	76,452	75,969	304,002	76,119	76,550	152,669
Segment Operating Income	53,334	54,177	56,820	57,951	222,282	56,230	56,891	113,121
Segment Operating Margin	41.4%	41.6%	42.6%	43.3%	42.2%	42.5%	42.6%	42.6%

Assisted Living	FY 2013					FY 2014 (1)
	Q1	Q2	Q3	Q4	Full Year	Q1	Q2	YTD
Revenue	260,615	260,497	262,524	268,232	1,051,868	277,431	277,230	554,661
Expenses	164,330	164,316	165,774	167,770	662,190	172,439	172,984	345,423
Segment Operating Income	96,285	96,181	96,750	100,462	389,678	104,992	104,246	209,238
Segment Operating Margin	36.9%	36.9%	36.9%	37.5%	37.0%	37.8%	37.6%	37.7%

CCRCs - Rental	FY 2013					FY 2014
	Q1	Q2	Q3	Q4	Full Year	Q1	Q2	YTD
Revenue	100,327	97,562	100,076	99,010	396,975	97,944	98,212	196,156
Expenses	71,250	71,995	73,063	71,641	287,949	71,114	72,519	143,633
Segment Operating Income	29,077	25,567	27,013	27,369	109,026	26,830	25,693	52,523
Segment Operating Margin	29.0%	26.2%	27.0%	27.6%	27.5%	27.4%	26.2%	26.8%

CCRCs - Entry Fee	FY 2013					FY 2014
	Q1	Q2	Q3	Q4	Full Year	Q1	Q2	YTD
Revenue	74,308	74,016	74,110	75,322	297,756	79,169	79,100	158,269
Expenses	54,737	56,244	55,892	54,490	221,363	59,534	60,733	120,267
Segment Operating Income	19,571	17,772	18,218	20,832	76,393	19,635	18,367	38,002
Segment Operating Margin	26.3%	24.0%	24.6%	27.7%	25.7%	24.8%	23.2%	24.0%

Bridge to Cash Basis for CCRCs - Entry Fee segment
Revenue	74,308	74,016	74,110	75,322	297,756	79,169	79,100	158,269
Less: revenue amortization (non-cash)	(7,133)	(7,032)	(7,013)	(7,831)	(29,009)	(7,202)	(7,547)	(14,749)
Add: net entrance fees (cash)	7,553	16,422	11,370	21,661	57,006	6,513	16,711	23,224
Adjusted revenue	74,728	83,406	78,467	89,152	325,753	78,480	88,264	166,744
Expenses	54,737	56,244	55,892	54,490	221,363	59,534	60,733	120,267
Adjusted Segment Operating Income	19,991	27,162	22,575	34,662	104,390	18,946	27,531	46,477
Adjusted Segment Operating Margin	26.8%	32.6%	28.8%	38.9%	32.0%	24.1%	31.2%	27.9%

Total Senior Housing	FY 2013					FY 2014
(GAAP Basis)	Q1	Q2	Q3	Q4	Full Year	Q1	Q2	YTD
Revenue	564,172	562,245	569,982	576,484	2,272,883	586,893	587,983	1,174,876
Expenses	365,905	368,548	371,181	369,870	1,475,504	379,206	382,786	761,992
Operating Income	198,267	193,697	198,801	206,614	797,379	207,687	205,197	412,884
Operating Margin	35.1%	34.5%	34.9%	35.8%	35.1%	35.4%	34.9%	35.1%
G&A Allocation (2)	25,526	23,224	22,647	24,658	96,055	24,396	22,589	46,985
G&A Allocation as a % of revenue	4.5%	4.1%	4.0%	4.3%	4.2%	4.2%	3.8%	4.0%
Adjusted Operating Income	172,741	170,473	176,154	181,956	701,324	183,291	182,608	365,899
Adjusted Operating Margin	30.6%	30.3%	30.9%	31.6%	30.9%	31.2%	31.1%	31.1%

Brookdale Senior Living Inc.
Segment Financial Data
As of June 30, 2014

Financial Data (continued)
($ in 000s)

Brookdale Ancillary Services	FY 2013					FY 2014
	Q1	Q2	Q3	Q4	Full Year	Q1	Q2	YTD
Revenue	60,198	58,693	61,162	62,097	242,150	63,417	65,534	128,951
Expenses	47,098	47,479	49,398	52,466	196,441	50,664	52,629	103,293
Segment Operating Income	13,100	11,214	11,764	9,631	45,709	12,753	12,905	25,658
Segment Operating Margin	21.8%	19.1%	19.2%	15.5%	18.9%	20.1%	19.7%	19.9%
G&A Allocation (2)	6,055	6,005	5,516	5,806	23,382	5,642	5,908	11,550
G&A Allocation as a % of revenue	10.1%	10.2%	9.0%	9.3%	9.7%	8.9%	9.0%	9.0%
Adjusted Segment Operating Income	7,045	5,209	6,248	3,825	22,327	7,111	6,997	14,108
Adjusted Segment Operating Margin	11.7%	8.9%	10.2%	6.2%	9.2%	11.2%	10.7%	10.9%

Total Senior Housing and Brookdale Ancillary Services	FY 2013					FY 2014
(GAAP Basis)	Q1	Q2	Q3	Q4	Full Year	Q1	Q2	YTD
Revenue	624,370	620,938	631,144	638,581	2,515,033	650,310	653,517	1,303,827
Expenses	413,003	416,027	420,579	422,336	1,671,945	429,870	435,415	865,285
Operating Income	211,367	204,911	210,565	216,245	843,088	220,440	218,102	438,542
Operating Margin	33.9%	33.0%	33.4%	33.9%	33.5%	33.9%	33.4%	33.6%
G&A Allocation (2)	31,581	29,229	28,163	30,464	119,437	30,038	28,497	58,535
G&A Allocation as a % of revenue	5.1%	4.7%	4.5%	4.8%	4.7%	4.6%	4.4%	4.5%
Adjusted Operating Income	179,786	175,682	182,402	185,781	723,651	190,402	189,605	380,007
Adjusted Operating Margin	28.8%	28.3%	28.9%	29.1%	28.8%	29.3%	29.0%	29.1%

Management Services	FY 2013					FY 2014
	Q1	Q2	Q3	Q4	Full Year	Q1	Q2	YTD
Revenue (Management Fees)	7,609	7,744	7,622	8,150	31,125	7,402	7,489	14,891
Expenses (G&A Allocation) (2)	6,031	6,192	6,106	6,334	24,663	6,116	5,649	11,765
Segment Operating Income	1,578	1,552	1,516	1,816	6,462	1,286	1,840	3,126
Segment Operating Margin	20.7%	20.0%	19.9%	22.3%	20.8%	17.4%	24.6%	21.0%

Total Senior Housing, Brookdale Ancillary and Management Services	FY 2013					FY 2014
(GAAP Basis)	Q1	Q2	Q3	Q4	Full Year	Q1	Q2	YTD
Revenue	631,979	628,682	638,766	646,731	2,546,158	657,712	661,006	1,318,718
Expenses	413,003	416,027	420,579	422,336	1,671,945	429,870	435,415	865,285
Operating Income	218,976	212,655	218,187	224,395	874,213	227,842	225,591	453,433
Operating Margin	34.6%	33.8%	34.2%	34.7%	34.3%	34.6%	34.1%	34.4%
G&A Allocation (2)	37,612	35,421	34,269	36,798	144,100	36,154	34,146	70,300
G&A Allocation as a % of revenue	6.0%	5.6%	5.4%	5.7%	5.7%	5.5%	5.2%	5.3%
Adjusted Operating Income	181,364	177,234	183,918	187,597	730,113	191,688	191,445	383,133
Adjusted Operating Margin	28.7%	28.2%	28.8%	29.0%	28.7%	29.1%	29.0%	29.1%

(1) During the six months ended June 30, 2014, two communities moved between segments to more accurately reflect the underlying product offering of each segment.  The movement did not change the Company's reportable segments, but it did impact the revenue and expenses reported within the Retirement Centers and Assisted Living segments.  Prior quarters have not been recast.

(2) Excludes non-cash stock-based compensation expense and integration, transaction-related and EMR roll-out costs.

Brookdale Senior Living Inc.
Senior Housing Data by Ownership Type
As of June 30, 2014

Financial Data
($ in 000s)

Owned Properties	FY 2013					FY 2014
	Q1	Q2	Q3	Q4	Full Year	Q1	Q2	YTD
Revenue	266,322	265,139	267,922	273,439	1,072,822	277,700	277,748	555,448
Expenses	175,672	176,623	178,382	178,941	709,618	182,706	184,773	367,479
Segment Operating Income	90,650	88,516	89,540	94,498	363,204	94,994	92,975	187,969
Segment Operating Margin	34.0%	33.4%	33.4%	34.6%	33.9%	34.2%	33.5%	33.8%

Bridge to Cash Basis for CCRCs - Entry Fee
Revenue	266,322	265,139	267,922	273,439	1,072,822	277,700	277,748	555,448
Less: revenue amortization (non-cash)	(4,664)	(4,821)	(4,660)	(5,404)	(19,549)	(4,635)	(4,933)	(9,568)
Add: net entrance fees (cash)	5,449	10,936	8,014	13,694	38,093	4,079	11,710	15,789
Adjusted revenue	267,107	271,254	271,276	281,729	1,091,366	277,144	284,525	561,669
Expenses	175,672	176,623	178,382	178,941	709,618	182,706	184,773	367,479
Adjusted Segment Operating Income	91,435	94,631	92,894	102,788	381,748	94,438	99,752	194,190
Adjusted Segment Operating Margin	34.2%	34.9%	34.2%	36.5%	35.0%	34.1%	35.1%	34.6%

Leased Properties with Bargain Purchase Options	FY 2013					FY 2014
	Q1	Q2	Q3	Q4	Full Year	Q1	Q2	YTD
Revenue	32,254	32,096	32,667	33,177	130,194	33,805	33,554	67,359
Expenses	20,766	21,308	21,230	21,518	84,822	21,806	22,115	43,921
Segment Operating Income	11,488	10,788	11,437	11,659	45,372	11,999	11,439	23,438
Segment Operating Margin	35.6%	33.6%	35.0%	35.1%	34.8%	35.5%	34.1%	34.8%

Leased Properties with Fair Market Value Purchase Options	FY 2013					FY 2014
	Q1	Q2	Q3 (1)	Q4	Full Year	Q1	Q2	YTD
Revenue	42,842	42,408	43,235	43,474	171,959	44,058	43,864	87,922
Expenses	26,940	27,011	27,228	27,293	108,472	27,691	27,604	55,295
Segment Operating Income	15,902	15,397	16,007	16,181	63,487	16,367	16,260	32,627
Segment Operating Margin	37.1%	36.3%	37.0%	37.2%	36.9%	37.1%	37.1%	37.1%

Leased Properties without Purchase Options	FY 2013					FY 2014
	Q1	Q2	Q3 (1)	Q4	Full Year	Q1	Q2	YTD
Revenue	222,754	222,602	226,158	226,394	897,908	231,330	232,817	464,147
Expenses	142,527	143,606	144,341	142,118	572,592	147,003	148,294	295,297
Segment Operating Income	80,227	78,996	81,817	84,276	325,316	84,327	84,523	168,850
Segment Operating Margin	36.0%	35.5%	36.2%	37.2%	36.2%	36.5%	36.3%	36.4%

Total Senior Housing	FY 2013					FY 2014
(GAAP Basis)	Q1	Q2	Q3	Q4	Full Year	Q1	Q2	YTD
Revenue	564,172	562,245	569,982	576,484	2,272,883	586,893	587,983	1,174,876
Expenses	365,905	368,548	371,181	369,870	1,475,504	379,206	382,786	761,992
Operating Income	198,267	193,697	198,801	206,614	797,379	207,687	205,197	412,884
Operating Margin	35.1%	34.5%	34.9%	35.8%	35.1%	35.4%	34.9%	35.1%

(1)  During the three months ended September 30, 2013, the Company amended a lease agreement for one community and, in connection therewith, obtained a fair market value purchase option. The results of operations of the community are included within Leased Properties with Fair Market Value Purchase Options beginning in the third quarter of FY 2013.  Prior quarters have not been recast.

Brookdale Senior Living Inc.
Same Community and Capital Expenditure Information
As of June 30, 2014

Same Community Information
($ in 000s, except Avg. Mo. Revenue/Unit)	Senior Housing			Senior Housing
	Three Months Ended June 30,			Twelve Months Ended June 30,
	2014	2013	% Change	2014	2013	% Change
Revenue	$535,361	$518,513	3.2%	$2,120,501	$2,055,514	3.2%
Operating Expense	351,972	346,127	1.7%	1,396,904	1,381,730	1.1%
Facility Operating Income	$183,389	$172,386	6.4%	$723,597	$673,784	7.4%
Facility Operating Margin	34.3%	33.2%	1.1%	34.1%	32.8%	1.3%

# Communities	522	522		522	522
Avg. Period Occupancy	88.2%	88.3%	-0.1%	88.7%	88.3%	0.4%
Avg. Mo. Revenue/Unit	$4,560	$4,409	3.4%	$4,489	$4,369	2.7%

	Brookdale Ancillary Services			Brookdale Ancillary Services
	Three Months Ended June 30,			Twelve Months Ended June 30,
	2014	2013	% Change	2014	2013	% Change
Revenue	$43,730	$40,898	6.9%	$168,961	$168,208	0.4%
Operating Expense	34,564	32,396	6.7%	134,188	131,154	2.3%
Facility Operating Income	$9,166	$8,502	7.8%	$34,773	$37,054	-6.2%
Facility Operating Margin	21.0%	20.8%	0.2%	20.6%	22.0%	-1.4%

# Units served (1)	32,112	32,112		32,112	32,112

(1) Units are included in same store calculation where either the therapy or home health, whichever came later, has stabilized or produced revenue for twenty-four months.

Schedule of Capital Expenditures
($ in 000s)

	Three Months Ended June 30,
Type	2014	2013
Recurring	$11,841	$10,664
Corporate (2)	4,444	5,523
EBITDA-enhancing / Major Projects (3)	25,139	25,961
Program Max / Development, net (4)	24,254	8,839
Net Total Capital Expenditures (5)	$65,678	$50,987

(2) Corporate includes capital expenditures for information technology systems and equipment and expenditures supporting the expansion of our support platform and ancillary services programs.
(3) Includes EBITDA-enhancing projects (primarily community renovations and apartment upgrades) and other major building infrastructure projects.
(4)  Includes community expansions and major repositioning or upgrade projects.  Also includes de novo community developments.  Amounts shown are amounts invested, net of third party lessor funding received of $8.0 million and $8.2 million for the three months ended June 30, 2014 and 2013, respectively.

(5)  Approximately $10.0 million and $10.8 million of expense was recognized during the three months ended June 30, 2014 and 2013, respectively, for normal repairs and maintenance and capital spend under $1,500 per invoice, except for unit turnovers.

Brookdale Senior Living Inc.
Capital Structure - selected financial information
As of June 30, 2014
($ in 000s)

Debt Maturities and Scheduled Principal Repayments

	Maturities
	Mortgage	weighted	Line of	weighted	Capital	weighted	Total
	Debt (1)	rate (2)	Credit	rate (2)	Leases	rate (2)	Debt

2014	$16,584	3.83%	$-	-	$16,317	7.96%	$32,901
2015	28,183	4.03%	-	-	34,732	8.06%	62,915
2016	60,136	4.56%	-	-	30,109	8.30%	90,245
2017	359,732	5.29%	-	-	61,320	8.14%	421,052
2018	794,571	3.38%	12,000	3.75%	24,233	8.49%	830,804
Thereafter	1,064,107	3.82%	-	-	145,467	7.89%	1,209,574
Total	$2,323,313	3.92%	$12,000	3.75%	$312,178	8.05%	$2,647,491

Coverage Ratios

	Six months ended June 30, 2014
				Interest/Cash Lease
	Units	FOI	Adj. FOI **	Payments	Coverage
Owned communities	23,501	$197,693	$163,351	$47,446	3.4	x
Leased communities *	25,842	$236,463	$198,132	$162,614	1.2	x

* The leased communities include the capital leases.
** Adjusted for 5% management fee and capital expenditures @ $350/unit.

Debt Amortization

	Six months ended June 30,
	2014	2013
Scheduled debt amortization	$24,497	$23,736
Lease financing debt amortization - FMV or no purchase option (3)	7,880	6,815
Lease financing debt amortization - bargain purchase option	9,435	8,133
Total debt amortization	$41,812	$38,684

Line Availability

($000s)	06/30/13	09/30/13	12/31/13	03/31/14	06/30/14

Total line commitment	$250,000	$250,000	$250,000	$250,000	$250,000

Line availability (6)	$225,331	$238,565	$250,000	$250,000	$250,000
Ending line balance	70,000	45,000	30,000	25,000	12,000
Available to draw	$155,331	$193,565	$220,000	$225,000	$238,000
Cash and cash equivalents	30,946	42,690	58,511	45,701	50,934
Total liquidity (available to draw + cash)	$186,277	$236,255	$278,511	$270,701	$288,934

Total letters of credit outstanding	$75,031	$71,762	$72,464	$71,675	$71,650

Leverage Ratios

		Annualized
	Balance	Leverage
Debt (1)	$2,323,313
Capital leases	312,178
Total Debt	$2,635,491	5.8	x

Plus: Line of credit (cash borrowings)	12,000
Less: Unrestricted cash	(50,934)
Subtotal	$2,596,557	5.8	x

2014 YTD annualized Adjusted EBITDA	$450,718

Annual cash lease expense multiplied by 8	2,280,400
Total adjusted debt	$4,876,957	6.6	x

2014 YTD annualized Adjusted EBITDAR	$735,768

Debt Structure

		Weighted
	Balance	rate (2)
Fixed rate debt (1)	$1,366,841	4.72%
Variable rate debt (1)	956,472	2.71%
Capital leases	312,178	8.05%
Line of credit (cash borrowings)	12,000	3.75%
Total debt	$2,647,491

	Balance	% of total
Variable rate debt with interest rate swaps (1) (4)	$26,757	2.8%
Variable rate debt with interest rate caps (1) (5)	689,277	72.1%
Variable rate debt - unhedged (1)	240,438	25.1%
Total variable rate debt (1)	$956,472	100.0%

(1) Includes mortgage debt and convertible notes, but excludes capital leases and line of credit.
(2) Pertaining to variable rate debt, reflects a) market rates for stated reporting period and b) applicable swap rates / cap rates for hedged debt.
(3) Payments are included in CFFO.
(4) Weighted swap rate for stated reporting period is 5.49%.
(5) Weighted cap rate for stated reporting period of 4.69% is materially above current market rates, therefore caps have no impact on consolidated interest expense for given period.
(6) The actual amount available to borrow under the line may vary from time to time as it is based on borrowing base calculations related to the value and performance of the communities securing the facility.

Brookdale Senior Living Inc.
CFFO Reconciliation
As of June 30, 2014

CFFO Calculation
($ in 000s)

	Three Months Ended June 30,
	2014	2013

Net cash provided by operating activities (includes non-refundable entrance fees)	$91,518	$80,343
Changes in operating assets and liabilities (eliminates cash flow effect)	(2,469)	(707)
Add: Refundable entrance fees received	11,018	11,754
Less: Entrance fee refunds disbursed	(9,213)	(7,456)
Less: Recurring capital expenditures, net	(11,841)	(10,664)
Less: Lease financing debt amortization with fair market value or no purchase options	(3,983)	(3,444)
Less: Distributions from unconsolidated ventures from cumulative share of net earnings	(370)	(773)
Add: CFFO from unconsolidated ventures	1,996	2,099
Cash From Facility Operations	$76,656	$71,152

Add: Integration, transaction-related and EMR roll-out costs	11,941	3,626
Adjusted Cash From Facility Operations	$88,597	$74,778

Revenue Reconciliation (1)
($ in 000s except average monthly revenue per quarter)
	FY 2013					FY 2014
	Q1	Q2	Q3	Q4	Full Year	Q1	Q2
Revenue reconciliation excl. entrance fee amortization
Average monthly revenue per quarter	4,375	4,373	4,397	4,387	4,383	4,491	4,518
Average monthly units (excluding equity homes) available	47,956	47,929	47,953	48,548	48,097	48,562	48,608
Average occupancy for the quarter	88.5%	88.3%	89.0%	89.0%	88.7%	88.6%	88.1%
Senior Housing resident fee revenue	$557,039	$555,213	$562,969	$568,653	$2,243,874	$579,691	$580,436

Add: Brookdale Ancillary Services segment revenue	60,198	58,693	61,162	62,097	242,150	63,417	65,534
Add: management fee revenue	7,609	7,744	7,622	8,150	31,125	7,402	7,489
Total revenues excluding entrance fee amortization	$624,846	$621,650	$631,753	$638,900	$2,517,149	$650,510	$653,459

CFFO Reconciliation to the Income Statement

Resident and management fee revenue	$631,979	$628,682	$638,766	$646,731	$2,546,158	$657,712	$661,006
Less: Entrance fee amortization	(7,133)	(7,032)	(7,013)	(7,831)	(29,009)	(7,202)	(7,547)
Adjusted revenues	624,846	621,650	631,753	638,900	2,517,149	650,510	653,459

Less: Facility operating expenses	(413,003)	(416,027)	(420,579)	(422,336)	(1,671,945)	(429,870)	(435,415)
Add: Change in future service obligation	-	-	-	(1,917)	(1,917)	-	-
Adjusted facility operating expenses	(413,003)	(416,027)	(420,579)	(424,253)	(1,673,862)	(429,870)	(435,415)

Less: G&A including non-cash stock-based compensation expense	(46,611)	(46,035)	(45,824)	(46,078)	(184,548)	(55,509)	(53,816)
Add: G&A non-cash stock-based compensation expense	6,894	6,988	6,894	5,202	25,978	7,572	7,729
Net G&A	(39,717)	(39,047)	(38,930)	(40,876)	(158,570)	(47,937)	(46,087)

Less: Facility lease expense	(69,019)	(68,777)	(69,232)	(69,701)	(276,729)	(69,869)	(70,030)
Add: Straight-line lease expense	748	684	818	347	2,597	(223)	(217)
Less: Amortization of deferred gain	(1,093)	(1,093)	(1,093)	(1,093)	(4,372)	(1,093)	(1,093)
Net lease expense	(69,364)	(69,186)	(69,507)	(70,447)	(278,504)	(71,185)	(71,340)

Add: Entrance fee receipts	16,873	23,878	19,098	32,482	92,331	14,959	25,924
Less: Entrance fee disbursements	(9,320)	(7,456)	(7,728)	(10,821)	(35,325)	(8,446)	(9,213)
Net entrance fees	7,553	16,422	11,370	21,661	57,006	6,513	16,711

Adjusted EBITDA	110,315	113,812	114,107	124,985	463,219	108,031	117,328

Less: Recurring capital expenditures, net	(9,324)	(10,664)	(12,127)	(10,786)	(42,901)	(9,369)	(11,841)
Less: Interest expense, net	(30,668)	(29,591)	(29,170)	(30,557)	(119,986)	(29,677)	(29,372)
Less: Lease financing debt amortization with fair market value or no purchase options	(3,371)	(3,444)	(3,518)	(3,594)	(13,927)	(3,897)	(3,983)
Add: CFFO from unconsolidated ventures	1,958	2,099	1,922	1,825	7,804	2,241	1,996
Less: Other	(1,068)	(1,060)	(655)	2,597	(186)	133	2,528

Reported CFFO	$67,842	$71,152	$70,559	$84,470	$294,023	$67,462	$76,656

Add: integration, transaction-related and EMR roll-out costs	2,105	3,626	4,661	4,078	14,470	11,783	11,941
Adjusted CFFO	$69,947	$74,778	$75,220	$88,548	$308,493	$79,245	$88,597

CFFO Per Share

($ except where indicated)	FY 2013					FY 2014
	Q1	Q2	Q3	Q4	Full Year(2)	Q1	Q2
Reported CFFO	$0.55	$0.58	$0.57	$0.68	$2.38	$0.54	$0.61
Add: integration, transaction-related and EMR roll-out costs	0.02	0.03	0.04	0.03	0.12	0.10	0.10
Adjusted CFFO	$0.57	$0.61	$0.61	$0.71	$2.50	$0.64	$0.71

Shares used in calculation of CFFO (000's)	122,823	123,405	124,128	124,308		124,478	125,058

(1) Revenue excludes reimbursed costs incurred on behalf of managed communities.
(2) Full year CFFO for all periods is calculated as the sum of the quarterly amounts for the year.
Note:  CFFO is a measurement of liquidity that is not calculated in accordance with GAAP and should not be considered in isolation as a substitute for any GAAP financial measure.  CFFO is not a measure of financial performance under GAAP.  We strongly urge you to review the reconciliation of CFFO to GAAP net cash provided by operating activities, along with our consolidated financial statements, included in the accompanying earnings release.

Brookdale Senior Living Inc.
Quarterly Entry Fee Information
As of June 30, 2014

Cash Basis ($ in 000's except average resale and refund)
	FY 2013				FY 2014
	Q1	Q2	Q3	Q4	Q1	Q2
# Closings	91	128	100	130	95	146
# of Refunds	87	88	86	103	76	103

Resale Receipts:
Proceeds from non-refundable entrance fees (1)	9,237	12,124	9,223	13,607	9,035	14,906
Proceeds from refundable entrance fees (2)	7,636	11,754	9,875	18,875	5,924	11,018
Total Cash Proceeds	16,873	23,878	19,098	32,482	14,959	25,924
Refunds of entrance fees (3)	(9,320)	(7,456)	(7,728)	(10,821)	(8,446)	(9,213)
Net Resale Cash Flow	7,553	16,422	11,370	21,661	6,513	16,711

MyChoice proceeds included in refundable resale receipts above	1,768	4,041	3,205	10,008	282	1,711

Average Resale $ (excluding MyChoice proceeds)	165,989	154,977	158,930	172,877	154,495	165,842
Average Refund $ (excluding MyChoice refunds)	(98,540)	(80,773)	(86,372)	(94,621)	(99,816)	(79,165)

Value of Unsold Inventory ($ in 000's except average resale price)
Gross Value @ Average Resale Price of $155,000						85,715
Refund Attachments						(17,016)
Net Cash Value						68,699

Income Statement Impact ($ in 000's)
On Brookdale's income statement, non-refundable entrance fees are amortized into revenue based on the unamortized balance per contract divided by the actuarial life of the resident. The following are the non-cash amortized non-refundable entrance fees for each quarter:

	FY 2013				FY 2014
	Q1	Q2	Q3	Q4	Q1	Q2
Amortization of entrance fees (incl. gains on terminations)	(7,133)	(7,032)	(7,013)	(7,831)	(7,202)	(7,547)

Principles of Entry Fee Accounting
Certain of Brookdale's communities have residency agreements which require the resident to pay an upfront fee prior to occupying the community and in return for a reduced monthly service fee and certain healthcare benefits.  Brookdale has a number of options for residents that give a choice of the amount of refundability of the upfront fee, the amount of entry fee for the unit and the amount of health care benefit in the community's various levels of care.  The non-refundable portion of the entrance fee is recorded as deferred revenue and amortized over the estimated stay of the resident based on an actuarial valuation.  The refundable portion of a resident's entrance fee is not amortized and is generally refundable within a certain number of months or days following contract termination or upon the sale of the unit.

Notes:
(1) From Statement of Cash Flows (Operating Activities section) with line description: Proceeds from deferred entrance fee revenue.
(2) From Statement of Cash Flows (Financing Activities section) with line description: Proceeds from refundable entrance fees (which includes MyChoice proceeds).
(3) From Statement of Cash Flows (Financing Activities section) with line description: Refunds of entrance fees.

Brookdale Senior Living Inc.
Quarterly Cash Flow Statements
As of June 30, 2014
($ in 000s)

Cash Flow Statements

	Q1 2013	Q2 2013	Q3 2013	Q4 2013	FY 2013	Q1 2014	Q2 2014
Cash Flows from Operating Activities
Net income (loss)	$3,558	$(5,200)	$(967)	$(975)	$(3,584)	$(2,299)	$(3,295)
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Loss on extinguishment of debt	-	893	53	319	1,265	-	3,197
Depreciation and amortization	69,228	71,602	72,744	72,237	285,811	74,334	75,166
Asset impairment	-	2,154	504	10,233	12,891	-	-
Equity in earnings of unconsolidated ventures	(115)	(445)	(431)	(493)	(1,484)	(636)	(1,523)
Distributions from unconsolidated ventures from cumulative share of net earnings	668	773	648	602	2,691	245	370
Amortization of deferred gain	(1,093)	(1,093)	(1,093)	(1,093)	(4,372)	(1,093)	(1,093)
Amortization of entrance fees	(7,133)	(7,032)	(7,013)	(7,831)	(29,009)	(7,202)	(7,547)
Proceeds from deferred entrance fee revenue	9,237	12,124	9,223	13,607	44,191	9,035	14,906
Deferred income tax (benefit) provision	-	-	-	(183)	(183)	598	(5)
Change in deferred lease liability	748	684	818	347	2,597	(223)	(217)
Change in fair value of derivatives	(135)	(1,836)	1,377	(386)	(980)	847	1,322
(Gain) loss on sale of assets	(926)	24	26	(96)	(972)	76	39
Change in future service obligation	-	-	-	(1,917)	(1,917)	-	-
Non-cash stock-based compensation	6,894	6,988	6,894	5,202	25,978	7,572	7,729
Changes in operating assets and liabilities:
Accounts receivable, net	(9,064)	1,736	(2,154)	4,033	(5,449)	(2,499)	3,914
Prepaid expenses and other assets, net	9,140	(12,679)	734	10,288	7,483	(5,816)	(8,369)
Accounts payable and accrued expenses	(10,871)	12,926	18,540	13,242	33,837	(27,561)	14,245
Tenant refundable fees and security deposits	(335)	(258)	(235)	36	(792)	(615)	138
Deferred revenue	(5,316)	(1,018)	4,579	(126)	(1,881)	7,933	(7,459)
Net cash provided by operating activities	64,485	80,343	104,247	117,046	366,121	52,696	91,518
Cash Flows from Investing Activities
(Increase) decrease in lease security deposits and lease acquisition deposits, net	(1,952)	(1,066)	972	(5)	(2,051)	7	(73)
Decrease (increase) in cash and escrow deposits — restricted	826	2,195	(537)	8,242	10,726	6,627	(6,039)
Additions to property, plant and equipment and leasehold intangibles, net	(51,614)	(48,677)	(61,231)	(96,005)	(257,527)	(59,717)	(73,712)
Acquisition of assets, net of related payables and cash received	(2)	(4,833)	(2,559)	(27,292)	(34,686)	(515)	-
(Issuance of) payment on notes receivable, net	(17)	(47)	159	73	168	76	2,564
Investment in unconsolidated ventures	(5,843)	(2,149)	(9,180)	-	(17,172)	-	-
Distributions received from unconsolidated ventures	-	-	100	1,500	1,600	-	2,643
Proceeds from sale of assets, net	440	7,114	-	26,582	34,136	-	-
Net cash used in investing activities	(58,162)	(47,463)	(72,276)	(86,905)	(264,806)	(53,522)	(74,617)
Cash Flows from Financing Activities
Proceeds from debt	8,955	418,667	170,230	65,082	662,934	20,516	159,638
Repayment of debt and capital lease obligations	(17,707)	(470,825)	(163,209)	(72,392)	(724,133)	(22,401)	(159,412)
Proceeds from line of credit	105,000	85,000	130,000	105,000	425,000	70,000	12,000
Repayment of line of credit	(140,000)	(60,000)	(155,000)	(120,000)	(475,000)	(75,000)	(25,000)
Payment of financing costs, net of related payables	(2,200)	(5,695)	(3,299)	(382)	(11,576)	(2,905)	2,087
Refundable entrance fees:
Proceeds from refundable entrance fees	7,636	11,754	9,875	18,875	48,140	5,924	11,018
Refunds of entrance fees	(9,320)	(7,456)	(7,728)	(10,821)	(35,325)	(8,446)	(9,213)
Cash portion of loss on extinguishment of debt	-	(453)	(49)	-	(502)	-	(3,180)
Purchase of derivatives	-	(1,489)	(1,374)	-	(2,863)	-	-
Other	315	321	327	318	1,281	328	394
Net cash used in financing activities	(47,321)	(30,176)	(20,227)	(14,320)	(112,044)	(11,984)	(11,668)
Net (decrease) increase in cash and cash equivalents	(40,998)	2,704	11,744	15,821	(10,729)	(12,810)	5,233
Cash and cash equivalents at beginning of period	69,240	28,242	30,946	42,690	69,240	58,511	45,701
Cash and cash equivalents at end of period	$28,242	$30,946	$42,690	$58,511	$58,511	$45,701	$50,934